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                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549


                                  FORM 8-K


                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


              Date of Report (date of earliest event reported):
                              OCTOBER 30, 1998


                               KINETIC VENTURES LTD.
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               (Exact name of Registrant as specified in its Charter)



DELAWARE                           0-25136                          33-0464753
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(State or other            (Commission File Number)              (IRS Employer
jurisdiction)                                           Identification Number)


                     1095 WEST PENDER STREET - SUITE 850
                VANCOUVER, BRITISH COLUMBIA, CANADA  V6E 2M6
                --------------------------------------------
                  (Address of principal executive offices)


        Registrant's telephone number, including area code:  (604) 689-1428


            -------------------------------------------------------------
            (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS:

     Effective October 30, 1998, Kinetic Ventures Ltd. (the "Company") entered into a share purchase agreement (the "Agreement") with Northfield Capital Corporation and 284085 B.C. Ltd. (herein collectively referred to as the "Vendors") pursuant to which the Company will purchase and the Vendors will sell all of the issued and outstanding common shares (the "Shares") of i5ive communications inc., a British Columbia corporation ("i5ive") with its principal office in Vancouver, British Columbia, Canada. Under the terms of the Agreement, the purchase price for the Shares will be the issuance of 3,405,622 shares of Common Stock (after reflecting a 1-for-6 reverse stock split of the Company's outstanding shares (the "Reverse Stock Split")** For clarity, all references in this Current Report to numbers of shares of Common Stock are after reflecting the effectuation of a one-for-six reverse stock split of the Company's outstanding Common Stock that was approved by stockholders at a meeting held on June 14, 1998.) and the sum of approximately US $65,000 (Cdn$100,000) deposited with i5ive on execution of the Agreement to be applied towards the purchase price.

     The closing of the purchase by the Vendors is subject to the fulfillment of a number of conditions, including, among others, the completion of a private sale of securities by the Company resulting in the Company having working capital and net assets of not less than US$3.0 million as of the closing date, the filing of a Certificate of Amendment to the Company's Certificate of Incorporation both changing its name to one approved by i5ive and effectuating the one-for-six Reverse Stock Split, the resignation of the Company's existing three Directors and the election of Peter L. Bradshaw, President and a Director of i5ive, Julie M. Bradshaw, Secretary and a Director of i5ive, and Sunny H. Hirai, Chief Financial Officer and Director of i5ive, or their nominees, as the three members of the Company's Board of Directors, the mailing to the stockholders of the Company within the required time period prior to the closing the notice required by Rule 14f-1 under
Section 14(f) of the Securities Exchange Act of 1934, as amended, the acquisition by Sunny H. Hirai, Dean Minamimaye, Jason Palmer and Julie M. Bradshaw, who are management employees of i5ive, and by Northfield Capital Corporation of an aggregate of 2.5 million shares* of the Company's currently issued and outstanding Common Stock, and quotations for the Company's Common Stock having appeared on the OTC Bulletin Board for a least five consecutive trading days prior to the closing. The amendment of the Company's Certificate of Incorporation to change the Company's name and to effect the Reverse Stock Split was approved by the Company's stockholders at a meeting held on July 14, 1998.

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*  For clarity, all references in this Current Report to numbers of shares of
Common Stock are after reflecting the effectuation of a one-for-six reverse stock split of the Conmpany's outstanding Common Stock that was approved by stockholders at a meeting held on June 14, 1998.

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     The closing of the purchase by the Company is subject to the fulfillment of a number of conditions, including, among others, the forgiveness or conversion into Shares to be purchased in the transaction of all indebtedness of i5ive to its shareholders and affiliated companies incurred through June 30, 1998, the receipt by the Company of a certificate signed by the Vendors confirming that all information about i5ive provided to the Company by the Vendors or i5ive used in any confidential offering memorandum in connection with the private placement did not and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or omit to state any material fact required to be stated therein or necessary in order to make the information contained therein respecting i5ive not misleading, and auditors independent of i5ive having confirmed to the Company that i5ive's financial statements required to be filed by the Company with the Securities and Exchange Commission as required by Item 7(a) of Form 8-K can be prepared in accordance with United States generally accepted accounting principles applied on a consistent basis and audited for filing within the required time period.

     The closing of the transaction is to occur on or before January 29, 1999. The Agreement contains representations and warranties of the Company, the Vendors and i5ive as are customary in such transactions. The Shares will be issued to the Vendors in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon Section 4(2) thereof. Each of the Vendors will represent to the Company at the closing that it is an "accredited investor" as defined in Regulation D under the Securities Act, that it is acquiring the Shares for its own account, not as nominee or agent, and not with a view to the distribution of the Shares. Reference is made to the Agreement, which is filed as an exhibit to this Current Report on Form 8-K, for the complete terms of the Agreement. The description herein of the terms of the Agreement is qualified in all respects by reference to the exhibit.

     i5ive was organized under the laws of British Columbia on April 9, 1996. It is an Internet media company engaged in the creation, operation and maintenance of a World Wide Web based community, resource and web guide, named SUITE 101.COM. The service is free to users. i5ive's revenues to date have been insignificant and it has incurred losses from its operations since inception. i5ive intends to realize revenues primarily through shared transaction revenues.

                                     - 3 -

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     This Current Report may contain statements which constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the plans, intentions, beliefs and current expectations of the Company, its directors, or its officers with respect to the future business activities and operating performance of the Company and its acquisition of i5ive. Investors are cautioned that any such forward-looking statements are not guarantees of future business activities or performance and involve risks and uncertainties, and that the Company's future business activities may differ materially from those in the forward-looking statements as a result of various factors, including, among others, the inability of the Company to raise additional capital and its inability and the inability of the Company or i5ive to fulfill the conditions necessary to complete the acquisition of i5ive by the Company. Additional important factors that could cause such differences are described in the Company's periodic filings with the Securities and Exchange Commission, including the Company's annual report on Form 10-KSB, quarterly reports on Form 10-QSB and current reports on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS:

     (c)  Exhibits:

              EXHIBIT #             Description of Document
              ---------             -----------------------
                10.1 Purchase Agreement among Registrant and Northfield Capital Corporation,
                            284085 B.C. Ltd. and i5ive
                            communications inc.

                99.1        Press Release dated November 9, 1998

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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused thus report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Kinetic Ventures Ltd.


Dated:  November 9, 1998               By: /s/ BRIAN BAYLEY
                                       -----------------------
                                       Brian Bayley, President


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